Exhibit 99.1

Rigetti Computing Appoints Dr. Subodh Kulkarni as President and Chief Executive Officer

Seasoned public company executive with background in the semiconductor industry brings track-record of success in scaling and commercializing cutting-edge technologies

BERKELEY, Calif., December 8, 2022 (GLOBE NEWSWIRE) — Rigetti Computing, Inc. (“Rigetti” or “the Company”) (NASDAQ: RGTI), a pioneer in hybrid quantum-classical computing systems, today announced that Dr. Subodh Kulkarni will join the Company as President and Chief Executive Officer, effective December 12, 2022. Dr. Kulkarni succeeds Dr. Chad Rigetti in the CEO role, and the Company expects that Dr. Kulkarni will be appointed to its board of directors following Dr. Rigetti’s previously announced departure from the Company’s board of directors on December 15, 2022. Following the appointment of Dr. Kulkarni, Mr. Rick Danis, who held the interim CEO role during the transition period, will resume his primary role of General Counsel for the Company.

“Subodh’s accomplishments as a public company CEO and a technologist constitute the type of leader whom we believe will best serve Rigetti and its exciting opportunities in quantum computing,” said Cathy McCarthy, Chair of the Company’s Board of Directors. “With thirty-plus years of spearheading innovation in the semiconductor industry, Subodh has the unique ability to speak the language of engineers, physicists, and businesspeople alike. We have full confidence in Subodh as he works to lead Rigetti into its next stage of growth and commercialization.”

“Rigetti’s mission to build the world’s most powerful computers to help solve humanity’s most important and pressing problems greatly inspires me,” commented Dr. Kulkarni. “Quantum represents the first paradigm change in computer technology in the seventy-five years since the transistor was created. I am humbled and honored by the opportunity to support Rigetti’s brilliant technologists and build upon its many achievements so far. I look forward to working with this exceptionally talented team to further develop, scale, and commercialize Rigetti’s full-stack hybrid quantum computing offering.”

Dr. Kulkarni was most recently President, CEO, and member of the Board of CyberOptics Corporation, a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry. He held these roles from 2014 until CyberOptics was acquired by Nordson Corporation in November 2022. Prior to CyberOptics, Dr. Kulkarni was CEO of Prism Computational Sciences, a developer of software tools for scientific and commercial applications in the semiconductor industry. Earlier in his career, he held additional leadership positions, including Chief Technology Officer and Senior Vice President of OEM/Emerging business, global commercial business, R&D and manufacturing at Imation, a global scalable storage and data security company. Dr. Kulkarni began his career in research and management positions with 3M Corporation and IBM. He received his B.S. in chemical engineering from the Indian Institute of Technology, Mumbai, and later obtained a M.S. and Ph.D. in chemical engineering from MIT. Dr. Kulkarni currently serves on the Board of KeyTronic Corporation (NASDAQ: KTCC), an electronics manufacturing services company, as well as Chairman of the Board for Prism Computational Sciences.

About Rigetti

Rigetti is a pioneer in full-stack quantum computing. The Company has operated quantum computers over the cloud since 2017 and serves global enterprise, government, and research clients through its Rigetti Quantum Cloud Services platform. The Company’s proprietary quantum-classical infrastructure provides high performance integration with public and private clouds for practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Rigetti has more than 150 patents awarded and pending. The Company was founded in 2013 by Chad Rigetti and today employs more than 190 people with offices in the United States, U.K. and Australia. Learn more at www.rigetti.com.

Cautionary Language Concerning Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements, including statements with respect to expectations with respect to Dr. Kulkarni’s leadership of the Company; expectations relating to growth and commercialization of the Company’s business; opportunities of the Company in quantum computing; the Company’s mission to build the world’s most powerful computers to help solve humanity’s most important and pressing problems; and anticipated board of directors appointments and departures. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “anticipate,” “assume,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Rigetti to grow and manage growth profitably, maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including financial and credit market fluctuations and uncertainty, rising inflation and interest rates, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-Q for the three months ended September 30, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Contacts

Rigetti Computing Investor Contact:

RGTI@investorrelations.com

Rigetti Computing Media Contact:

press@rigetti.com